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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 17, 2000 relating to the financial statements, which are incorporated by reference in the Registration Statements on Form S-1 (No. 333-30850) of Embarcadero Technologies, Inc.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, CA
May 5, 2000